SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Soliciting Material Under Rule
[ ]	Confidential, for Use of the 14a-12 Commission Only (as permitted by Rule 14a-6(e)(2)
[ x ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Revised Definitive Proxy Card

TWEEDY, BROWNE FUND INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[     ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE GLOBAL VALUE FUND
TWEEDY, BROWNE VALUE FUND
TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

350 Park Avenue
New York, NY 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On April 4, 2008

To the Stockholders:

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Tweedy, Browne Fund Inc. (the “Company”), a Maryland corporation currently consisting of three series, Tweedy, Browne Global Value Fund, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund (each a “Fund,” collectively, the “Funds”), will be held at the Omni Berkshire Place Hotel, 21 East 52nd Street, 1st Floor, New York, New York 10021, on Friday, April 4, 2008 at 2:00 p.m. Eastern time (the “Annual Meeting”), for the following purposes:

     1. To elect six members of the Board of Directors of the Company to serve until the next stockholder meeting or until their successors are elected and qualified.

     2. To transact such other business as may properly come before the Annual Meeting, or any adjournments thereof.

     The Board of Directors has fixed the close of business on January 15, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

M. Gervase Rosenberger
Chief Operating Officer, Vice President, and
Secretary

February 19, 2008

STOCKHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE ANNUAL MEETING. STOCKHOLDERS ALSO HAVE THE OPTION TO PROVIDE THEIR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD OR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

INSTRUCTIONS FOR VOTING

     The following general rules apply to voting by mail and will help you to properly sign your proxy card. Please read carefully, because if you do not sign your proxy card properly your vote will be invalidated.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Both parties must sign, and the name of each party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp. by John Doe, Treasurer

(2)	ABC Corp. c/o John Doe, Treasurer	John Doe

(3)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d/ 12/28/78

Custodial or Estate Accounts

(1)	John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

Rather than mailing in your proxy, you may vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. These options require you to input the control number located on your proxy card. After inputting the control number you may enter your vote on the proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link.

February 19, 2008

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE GLOBAL VALUE FUND
TWEEDY, BROWNE VALUE FUND
TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

350 Park Avenue
New York, NY 10022

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On April 4, 2008

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tweedy, Browne Fund Inc. (“Board” or “Directors”), a Maryland corporation (the “Company”), currently consisting of three series: Tweedy, Browne Global Value Fund, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund (each a “Fund,” collectively, the “Funds”), for use at the Annual Meeting of Stockholders of the Company and the Funds to be held at 2:00 p.m. Eastern time on Friday, April 4, 2008, at the Omni Berkshire Place Hotel, 21 East 52nd Street, 1st Floor, New York, New York 10021, and any adjournments thereof (the “Annual Meeting”).

     This Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, are being mailed to stockholders of record described below on or about February 19, 2008.

     All properly executed proxies representing shares of capital stock (“Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Stockholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

     Stockholders of a Fund are entitled to one vote for each full Share held and fractional votes for fractional Shares. Under the Company’s By-laws, a majority of the number of Shares entitled to vote, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted for purposes of determining the presence of a quorum for transacting business at the Annual Meeting. In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Annual Meeting. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The Company will pay the costs of preparing and distributing to stockholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Annual Meeting in person or by proxy.

     The Board has fixed the close of business on January 15, 2008 as the record date (the “Record Date”) for the determination of stockholders of each Fund entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. At the close of business on January 15, 2008, the Funds had issued and outstanding shares as follows:

Shares
Fund	Outstanding
Tweedy, Browne Global Value Fund	252,240,605.788
Tweedy, Browne Value Fund	20,569,716.882
Tweedy, Browne Worldwide High Dividend Yield Value Fund	6,721,934.003

     As of January 15, 2008 the Directors, Director nominee and officers of the Company as a group owned less than 1% of the outstanding shares of the Tweedy, Browne Global Value Fund, 4.866% of the outstanding shares of the Tweedy, Browne Value Fund and 7.94% of the outstanding shares of the Tweedy, Browne Worldwide High Dividend Yield Value Fund.

     As of January 15, 2008, to the best knowledge of the Company, the following entities/individuals owned of record or beneficially 5% or more of the outstanding shares of each of the Funds:

		Percent of
		Total Shares
Fund Name	Name and Address	Outstanding
Tweedy, Browne Global Value Fund	Charles Schwab & Co Inc	29.2965%
	101 Montgomery Street
	San Francisco, CA 94104-4122

Tweedy, Browne Global Value Fund	National Financial Services Corp	15.4225%
	PO Box 3908
	New York, NY 10008

Tweedy, Browne Value Fund	Charles Schwab & Co Inc	19.3226%
	101 Montgomery Street
	San Francisco, CA 94104-4122

Tweedy, Browne Value Fund	National Financial Services Corp	7.2111%
	PO Box 3908
	New York, NY 10008

Tweedy, Browne Worldwide High	Charles Schwab & Co Inc	42.5751%
Dividend Yield Value Fund	101 Montgomery Street
	San Francisco, CA 94104-4122

Tweedy, Browne Worldwide High	National Financial Services Corp	8.5898%
Dividend Yield Value Fund	PO Box 3908
	New York, NY 10008

Tweedy, Browne Worldwide High	FTC & Co	7.7066%
Dividend Yield Value Fund	PO Box 173736
	Denver, CO 80217-3736

     The Funds’ most recent annual report and semi-annual report is available upon request without charge by writing the Company at Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005, or for overnight delivery, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427, or by telephone at 800-432-4789, Press 2. The annual and semi-annual reports are also available on the Funds' Web site at www.tweedy.com.

     Each Fund combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the document (annual and semi-annual reports, prospectuses, Proxy Statement or Notice of Internet Availability of Proxy Materials, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the Securities and Exchange Commission’s requirements. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings of Fund communications, please contact the Funds’ transfer agent, PFPC, Inc. at (800) 432-4789, Press 2, or, send mail to Tweedy, Browne Fund Inc., c/o PFPC, P.O. Box 9805, Providence, RI, 02940.

Voting

     You may vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card or Notice of Internet Availability of Proxy Materials. These options require you to input the control number located on your proxy card or Notice of Internet Availability of Proxy Materials. After inputting the control number, you may enter your vote on the proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link.

     If you received your proxy card by mail, you may submit your vote by mail. If you are mailing your proxy card, you are requested to:

  indicate your instructions on the proxy card;
  date and sign the proxy card;
  mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
  allow sufficient time for the proxy card to be received on or before 2:00 p.m. Eastern time on April 4, 2008.

PROPOSAL 1: ELECTION OF DIRECTORS

     At the Annual Meeting, stockholders are being asked to consider the election of the current Directors of the Company. Stockholders are also being asked to consider the election of one new Director nominee. Each incumbent Director and the Director nominee, if elected, will serve a term of office from the time of election and qualification until the next annual meeting of stockholders and until their successor is duly elected and qualified. Each incumbent Director and the Director nominee has consented to serve as a Director, if elected at the Annual Meeting.

Information about Directors, Director Nominee and Officers

     Information pertaining to the Directors, Director Nominee and officers of the Company is set forth below. The Board oversees the Company’s business and investment activities and is responsible for protecting the interests of the Funds’ stockholders. The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function. The Board met five times during the fiscal year ended March 31, 2007 (including a Annual Meeting of the Independent Directors). Each incumbent Director attended at least 75% of the aggregate of: (i) all regular meetings of the Board held during the period from April 1, 2006 through March 31, 2007; and (ii) all meetings of the Audit Committee of the Board held during the same period.

NON-INTERESTED DIRECTORS

Name, Address, Age	Term of Office [1]	Principal Occupation(s) During Past 5	Number of	Other
and Position(s) with	and Length of	Years	Portfolios in	Trusteeships/
Company	Time Served		Fund	Directorships
			Complex	Held by Director
Overseen by
Director or
Nominee for
Director
Paul F. Balser	7 years	Partner, Ironwood Manufacturing Fund,	3	Director, Janus
Ironwood Partners		LP (private equity investments), since		Capital Group Inc.
LLC		2003; Partner, Ironwood Management		(asset
420 Lexington Avenue		Fund (private equity investments), since		management)
New York, NY 10170		2007; Partner, Ironwood Partners LLC
Birthdate: 2/12/1942		(private equity investments), since 2001;
Director		Partner, Generation Partners (private
equity investments) from August 1995 to
September 30, 2004.
Bruce A. Beal[2]	14 years	Partner and Chairman, The Beal	3	None
The Beal Companies		Companies (real estate development and
177 Milk Street		investment companies);
Boston, MA 02109		Real estate consultant.
Birthdate: 6/28/1936
Director
John C. Hover II	4 years	Former Executive Vice President, United	3	Director, Excelsior
72 North Main Street		States Trust Company of New York		Venture Partners
New Hope, PA 18938		(Retired since 2001).		III, LLC; Director,
Birthdate: 5/13/1943				Excelsior Venture
Director				Investors III, LLC
Richard B. Salomon	13 years	Partner, Wolf, Block, Schorr and Solis-	3	None
Wolf, Block, Schorr		Cohen LLP (law firm) since April 2005.
and Solis-Cohen LLP		Prior to 2005, Partner, Salans (law firm)
250 Park Avenue		since prior to 2000.
New York, NY 10177
Birthdate: 12/19/1947
Director

INTERESTED DIRECTOR[3]

Name, Address, Age	Term of Office [1]	Principal Occupation(s) During Past	Number of	Other
and Position(s) with	and Length of	5 Years	Portfolios in	Trusteeships/
Company	Time Served		Fund	Directorships Held
			Complex	by Director
Overseen by
Director or
Nominee for
Director
Christopher H. Browne[4]	14 years	Managing Director, Tweedy, Browne	3	N/A
Tweedy, Browne		Company LLC.
Company LLC
350 Park Avenue
New York, NY 10022
Birthdate: 12/19/1946
Chairman

INTERESTED DIRECTOR NOMINEE[3]

Thomas H. Shrager	N/A	Managing Director, Tweedy, Browne	3	N/A
Tweedy, Browne		Company LLC.
Company LLC
350 Park Avenue
New York, NY 10022
Birthdate: 5/7/1957
Director Nominee

OFFICERS WHO ARE NOT DIRECTORS

William H. Browne[4]	Since April 2007	Managing Director, Tweedy, Browne	N/A	N/A
Tweedy, Browne		Company LLC.
Company LLC		William H. Browne serves as Chairman
350 Park Avenue		of the Board of Directors of funds
New York, NY 10022		managed by the Funds’ investment
Birthdate: 9/19/1944		adviser that are part of an offshore fund
President		complex registered for public sale in
certain European jurisdictions.
Patricia A. Rogers	3 years	Chief Compliance Officer of the Funds	N/A	N/A
Tweedy, Browne		since June 2004; Associate General
Company LLC		Counsel, Tweedy, Browne Company
350 Park Avenue		LLC.
New York, NY 10022
Birthdate: 7/18/1966
Chief Compliance
Officer
M. Gervase	14 years	Executive Vice President, Tweedy,	N/A	N/A
Rosenberger		Browne Company LLC since 2001;
Tweedy, Browne		General Counsel and Chief Compliance
Company LLC		Officer, Tweedy, Browne Company
350 Park Avenue		LLC until 2001.
New York, NY 10022
Birthdate: 3/21/1951
Chief Operating
Officer, Vice
President and
Secretary

John D. Spears	14 years	Managing Director, Tweedy, Browne	N/A	N/A
Tweedy, Browne		Company LLC.
Company LLC
350 Park Avenue
New York, NY 10022
Birthdate: 9/7/1948
Vice President
Robert Q. Wyckoff, Jr.	5 years	Managing Director, Tweedy, Browne	N/A	N/A
Tweedy, Browne		Company LLC.
Company LLC
350 Park Avenue
New York, NY 10022
Birthdate: 11/26/1952
Treasurer

1 Directors serve for a term until the earliest of the next annual meeting of stockholders and the election and qualification of their successors, or their: (i) removal, (ii) resignation or (iii) death.
2 As of December 31, 2007, members of Mr. Beal's immediate family and Mr. Beal owned a beneficial interest in Tweedy, Browne Global High Dividend Partners LLC, a private investment fund managed by the Adviser. This interest constituted approximately 6.58% of net asset value of such fund and had a value of approximately $3.169 million.
3 “Interested person” of the Company as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Messrs. Christopher H. Browne and Thomas H. Shrager are each an “interested person” because of their affiliation with Tweedy, Browne Company LLC, which acts as the Funds’ investment adviser and distributor.
4 Mr. Christopher H. Browne and Mr. William H. Browne are brothers.

     Set forth in the table below is the dollar range of equity securities held in the Funds and the aggregate dollar range of securities in the Company’s fund complex beneficially owned by each Director and Director nominee as of January 15, 2008.

Name of Director or	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity
Director Nominee		Securities in All Registered
Investment Companies Overseen by
Directors in Family of Investment
Companies
Christopher H. Browne	Value Fund – over $100,000	over $100,000
Chairman of the Board	Global Value Fund – over $100,000
High Dividend Yield Value Fund – over $100,000
Paul F. Balser	Value Fund – None	over $100,000
Global Value Fund – over $100,000
High Dividend Yield Value Fund – None
Bruce A. Beal	Value Fund – over $100,000	over $100,000
Global Value Fund – over $100,000
High Dividend Yield Value Fund – None
John C. Hover II	Value Fund – None	over $100,000
Global Value Fund – over $100,000
High Dividend Yield Value Fund – over $100,000
Richard B. Salomon	Value Fund – None	over $100,000
Global Value Fund – over $100,000
High Dividend Yield Value Fund – over $100,000
Thomas H. Shrager	Value Fund – None	over $100,000
Global Value Fund – over $100,000
High Dividend Yield Value Fund – $10,001-$50,000

     The table below shows the total fees that were paid to each of the Directors who are not “interested persons” of the Company (as defined in the 1940 Act) (the “Independent Directors”) during the fiscal year ended March 31, 2007. No executive officer or person affiliated with the Funds received compensation from the Funds. No Director receives pension or retirement benefits from the Funds.

	Aggregate	Pension or Retirement	Estimated Annual
	Compensation	Benefits Accrued (as	Benefits	Total Compensation from
Independent	Received From the	part of Fund expenses)	Upon Retirement	Fund and Fund Complex
Directors	Company

Paul F. Balser	$75,000			Value Fund: $15,000
		--	--	Global Fund: $60,000

				Total Compensation: $75,000
Bruce A. Beal	$75,000			Value Fund: $15,000
		--	--	Global Fund: $60,000

				Total Compensation: $75,000
John C. Hover II	$75,000			Value Fund: $15,000
		--	--	Global Fund: $60,000

				Total Compensation: $75,000
Richard B.	$75,000			Value Fund: $15,000
Salomon		--	--	Global Fund: $60,000

				Total Compensation: $75,000

     The Board has established an Audit Committee consisting of four members, including a Chairman of the Audit Committee. The Audit Committee members are Messrs. Salomon (Chairman), Balser, Beal, and Hover, each an Independent Director of the Company. The Board has determined that Mr. Paul Balser is an Audit Committee Financial Expert and is independent for the purpose of the definition of audit committee financial expert as applicable to the Company. The functions performed by the Audit Committee are to oversee the integrity of the Company’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The Audit Committee held two meetings during the fiscal year ended March 31, 2007. The Board has not established a standing Nominating Committee and has neither a nominating committee charter nor a policy with respect to the consideration of Director candidates recommended by stockholders. It is the view of the Board that the Independent Directors are responsible for selecting and nominating Independent Directors and that it is not necessary to establish a separate nominating committee. The Board will consider Director candidates recommended by stockholders and submitted in accordance with applicable law and procedures as described in the section of this Proxy Statement titled “Submission of Stockholder Proposals.”

     The Board believes that it is in the best interest of the Company and its stockholders to obtain highly qualified candidates to serve as members of the Board. The Board has not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Board will take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Independent Director nominees were selected and nominated by the Independent Directors, and the other Director nominees were recommended by the Company’s investment adviser and approved by the entire Board.

Other Board-Related Matters

     Stockholders who wish to send communications to the Board should send them to the address of the Company and to the attention of the Board. All such communications will be directed to the Board's attention. The Company does not have a formal policy regarding Board member attendance at an annual meeting of stockholders.

Required Vote

     The six nominees for director receiving the highest number of votes cast by holders of the Shares present at the Annual Meeting in person or by proxy assuming a quorum is present will be elected at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF
THE DIRECTORS AND DIRECTOR NOMINEE.

SUBMISSION OF STOCKHOLDER PROPOSALS

     Under Maryland law and the Company’s By-laws, the Company is not required to hold an annual stockholders meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. If the Company is required to hold a meeting of stockholders to elect Directors pursuant to the 1940 Act, the meeting will be designated as the annual meeting of stockholders for that year. In addition, the Company will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Company’s outstanding Shares entitled to vote. Because the Company does not hold regular meetings of stockholders, the anticipated date of the next stockholder meeting cannot be provided. Any stockholder who wishes to submit a proposal for consideration at a subsequent stockholders meeting should mail the proposal promptly to the Company. Any proposal to be considered for submission to stockholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and must be received by the Company within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, MA 02110, has been selected to serve as the Company’s independent accountants for the fiscal year ending March 31, 2008. PwC acted as the independent accountants for the Company for the fiscal year ended March 31, 2007. The Company knows of no direct financial or material indirect financial interest of PwC in the Company. A representative of PwC will not be present at the Meeting.

     On May 4, 2005, the Company was notified of the resignation of Ernst & Young LLP ("E&Y"), the independent accountants who had previously been engaged as the principal accountant to audit the Company's financial statements for the Funds’ fiscal year ended March 31, 2005. The Company, by action of its Audit Committee taken on April 29, 2005 and Board of Directors taken on May 11, 2005, engaged PwC as the principal accountant to audit the Company's financial statements for the fiscal year ended March 31, 2005. PwC’s reports on the financial statements of the Company for the two fiscal years ended March 31, 2006 and March 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     Set forth in the table below are audit fees and non-audit related fees billed to the Company by PwC for professional services performed for the Company’s fiscal years ended March 31, 2006 and 2007, respectively.

Fiscal Year	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
2006	$110,000	$0	$8,925	$0
2007	$117,500	$6,813	$9,370	$4,050

*“Audit-Related Fees” are those fees billed to the Company by PwC for out-of-pocket expenses relating to audit services provided by PwC.
**“Tax Fees” are those fees billed to the Company by PwC in connection with tax consulting services, including primarily the review of each Fund’s income tax returns.
***“All Other Fees” are those fees billed to the Company by PwC in connection with permitted non-audit services. During the fiscal year ended March 31, 2007, such fees included tax consultation services in connection with certain foreign securities.

     The Company's Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Company and for permitted non-audit services for the Fund's investment adviser and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which PwC billed the Company for the fiscal years ended March 31, 2006 and 2007 were pre-approved by the Audit Committee.

     PwC did not bill for any services rendered to the Company's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company, for the Company’s fiscal years ended March 31, 2006 and 2007.

     The Audit Committee has considered whether the provision of non-audit services that were rendered to the Company's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     Set forth below are the names and addresses of the Company’s investment adviser, distributor and administrator:

INVESTMENT ADVISOR AND DISTRIBUTOR	ADMINISTRATOR

Tweedy, Browne Company LLC	PFPC Inc.
350 Park Avenue	4400 Computer Drive
New York, NY 10022	Westborough, MA 01581

EXPENSES OF PROXY SOLICITATION

     Officers and service contractors of the Company may solicit proxies by mail, telephone, facsimile, Internet or in person. The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies will be paid by the Company. The Company has engaged Broadridge Financial Solutions, Inc. to assist in the solicitation of proxies at an estimated cost of $165,000, plus reasonable expenses.

     PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD, AND IF RECEIVED BY MAIL, BY RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO PROVIDE VOTING INSTRUCTION BY TELEPHONE OR OVER THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY TABULATOR PO BOX 9112 FARMINGDALE, NY 11735
VOTE THIS PROXY CARD TODAY EVERY STOCKHOLDER’S VOTE IS IMPORTANT

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com. 3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903. 3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	TBRFD1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TWEEDY, BROWNE FUND INC.

Vote On Directors

1.	Election of six directors to the Board of Directors of Tweedy, Browne Fund Inc.

	Nominees:

	01)	Paul F. Balser	04)	Richard B. Salomon
	02)	Buce A. Beal	05)	Christopher H. Browne
	03)	John C. Hover II	06)	Thomas H. Shrager

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write on the line below the name(s) of the nominee(s) you wish to exclude.

☐	☐	☐

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE WITH RESPECT TO THE ACTION TO BE TAKEN ON THE PROPOSAL FOR THE ELECTION OF DIRECTORS SET FORTH ABOVE.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TWEEDY, BROWNE FUND INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

NOTE: Please sign this proxy exactly as stockholder name appears at the top of this page. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as well as your name and title, such as president or other authorized officer. If a partnership, please sign in partnership name as well as your name and title, such as partner or other authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners or Title)	Date

ANNUAL MEETING OF STOCKHOLDERS
APRIL 4, 2008

TWEEDY, BROWNE FUND INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TWEEDY, BROWNE FUND INC. (THE “COMPANY”) FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE “ANNUAL MEETING”) TO BE HELD ON FRIDAY, APRIL 4, 2008 AT 2:00 P.M. AT THE OMNI BERKSHIRE PLACE HOTEL.

The undersigned hereby appoints M. Gervase Rosenberger and Teresa M.R. Hamlin, with full power of substitution, as proxy of the undersigned to vote at the above-referenced Annual Meeting, and at all adjournments thereof, all shares of the Company held of record or owned by the undersigned on the record date for the Annual Meeting, upon the proposal set forth on the reverse side, and at their discretion upon any other matter that may properly come before the Annual Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT, DATED FEBRUARY 19, 2008.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT. PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.